UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

Power & Digital Infrastructure Acquisition II Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 North Clark Street, Suite 2440

Chicago, IL 60654

(Address of principal executive offices)

(312) 262-5642

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	XPDBU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	XPDB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPDBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On August 9, 2023, Power & Digital Infrastructure Acquisition II Corp. (“XPDB” or the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (No. 333-273821), which contained a preliminary prospectus of XPDB and a preliminary proxy statement for the solicitation of proxies in connection with the vote on the transactions contemplated by that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among, XPDB, XPDB Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of XPDB (“Merger Sub”), and Montana Technologies LLC, a Delaware limited liability company (“Montana Technologies”), pursuant to which Merger Sub will merge with and into Montana Technologies, with Montana Technologies surviving the Merger as a wholly owned subsidiary of XPDB (the “Merger” and, along with the transactions contemplated in the Merger Agreement, the “Transactions”) and other matters to be presented at the special meeting of XPDB stockholders to be held on March 8, 2024 (the “Special Meeting”). On January 17, 2024, the SEC declared the registration statement effective and XPDB filed a definitive proxy statement/prospectus relating to the Special Meeting (the “Proxy Statement”).

XPDB has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below.

Supplemental Disclosures to the Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

Recent Developments

Capital Raise and Aggregate Transaction Proceeds Condition

As of March 4, 2024, Montana Technologies has entered into additional common unit subscription agreements (the “Subscription Agreements”) as part of the ongoing Capital Raise, with certain investors party thereto (the “Investors”), bringing Aggregate Transaction Proceeds expected at Closing to over $50,000,000. Pursuant to the Subscription Agreements, and subject to the conditions set forth therein, the Investors agreed to purchase from Montana Technologies, and Montana Technologies agreed to issue and sell to the Investors, an aggregate number of Montana Class B Common Units as will convert into an aggregate of 5,604,706 shares of the Company’s Class A common stock (such shares, the “Conversion Shares”) upon the closing of the previously announced business combination between Montana Technologies and the Company. The Conversion Shares, if and when issued upon the closing of the business combination, will be issued as part of the consideration relating thereto. The Investors include TEP Montana LLC (“TEP Montana”), XMS MT Holdings LLC (“XMS MT Holdings”), Stuart Porter, Carrier and Rice Investment Group. Patrick C. Eilers, Chief Executive Officer of the Company, and Paul Gaynor and Scott Widham, members of the Board, are investors in TEP Montana, John McGarrity, General Counsel and Secretary of the Company, James P. Nygaard, Jr., Chief Financial Officer of the Company, and Theodore J. Brombach, Chairman of the board of directors (the “Board”) of the Company, are investors in XMS MT Holdings, and Stuart Porter has been nominated to serve on the Board upon completion of the business combination.

The Merger Agreement contains a condition to Montana Technologies’ obligation to consummate the transactions contemplated thereby that Aggregate Transaction Proceeds must be at least $50,000,000, provided that, upon receiving proceeds from the Capital Raise equal to or greater than $50,000,000, such condition will no longer apply. Upon receipt of the Aggregate Transaction Proceeds (including the aggregate commitments in the ongoing Capital Raise), which the Company estimates to be over $50,000,000 as of March 4, 2024, the Aggregate Transaction Proceeds condition will be satisfied.

Estimated Redemption Price

As of March 1, 2024, the estimated redemption price per Public Share was approximately $10.84, based on funds in the Trust Account as of such date and excluding estimated funds to be released to XPDB to pay taxes. The deadline for holders of Public Shares to exercise their redemption rights to demand that such holder’s Public Shares be redeemed for a pro rata portion of the amount then in the Trust Account is March 6, 2024, two business days prior to the vote at the Special Meeting.

The table and related footnote appearing on pages xv, 3 and 59 of the Proxy Statement are replaced in their entirety, and the disclosures related thereto are hereby supplemented, with the following table and related footnote.

The following table illustrates varying ownership levels of the Post-Combination Company immediately following the business combination(1):

	Assuming Minimum Redemptions Scenario		Assuming Mid-Point Redemptions Scenario		Assuming Maximum Contractual Redemptions Scenario
Equity Capitalization Summary	Shares	%	Shares	%	Shares	%
Montana Class A Equityholders	4,560,808	7.2%	4,560,808	7.8%	4,560,808	8.6%
Montana Class B Equityholders	41,121,404	64.8%	41,121,404	70.7%	41,121,404	77.8%
XPDB Public Stockholders	10,608,178	16.7%	5,304,089	9.1%	—	—
Initial Stockholders	7,187,500	11.3%	7,187,500	12.4%	7,187,500	13.6%
Total common stock	63,477,890	100.0%	58,173,801	100.0%	52,869,712	100.0%

(1)	The table does not include the 14,375,000 shares underlying XPDB public warrants, the 11,125,000 shares underlying Private Placement Warrants, the 1,249,965 shares underlying Montana Options, and the 22,518 shares underlying Montana Warrants.

All of the relative percentages above are for illustrative purposes only and are based upon certain assumptions as described in the section entitled “Basis of Presentation and Glossary — Share Calculations and Ownership Percentages” and, with respect to the determination of the Assuming Maximum Contractual Redemptions Scenario in this section. Additionally, the relative percentages above assume the Business Combination was consummated on March 1, 2024. Should one or more of the assumptions prove incorrect, actual ownership percentages may vary materially from those described in this proxy statement/prospectus as anticipated, believed, estimated, expected or intended.

Forward-looking Statements

Certain statements in this communication (“Communication”) may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of the federal securities laws with respect to the proposed business combination between XPDB and Montana, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the likelihood and ability of the parties to successfully consummate the proposed business combination, the amount of funds available in the trust account as a result of shareholder redemptions or otherwise, the impact, cost and performance of the AirJouletm technology once commercialized, the services offered by Montana and the markets in which Montana operates, business strategies, debt levels, industry environment, potential growth opportunities and the effects of regulations. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “potential,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “should,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of XPDB securities; (ii) the risk that the proposed business combination may not be completed by XPDB’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by XPDB; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by XPDB’s stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following redemptions by XPDB’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain financing to complete the proposed business combination and to support the future working capital needs of Montana; (v) the effect of the announcement or pendency of the proposed business combination on Montana’s business relationships, performance, and business generally; (vi) risks that the proposed business combination disrupts current plans of Montana and potential difficulties in Montana’s employee retention as a result of the proposed business combination; (vii) the outcome of any legal proceedings that may be instituted against XPDB or Montana related to the agreement and the proposed business combination; (viii) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (ix) the ability to maintain the listing of XPDB’s securities on the NASDAQ; (x) the price of XPDB’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Montana plans to operate, variations in performance across competitors, changes in laws and regulations affecting Montana’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, including the possibility of cost overruns or unanticipated expenses in development programs, and the ability to identify and realize additional opportunities; (xii) the enforceability of Montana’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; and (xiii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in XPDB’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the SEC at www.sec.gov and other documents filed, or to be filed with the SEC by XPDB, including the Registration Statement. The foregoing list of factors is not exhaustive. There may be additional risks that neither XPDB or Montana presently know or that XPDB or Montana currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in XPDB’s definitive proxy statement contained in the Registration Statement (as defined below), including those under “Risk Factors” therein, and other documents filed by XPDB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and XPDB and Montana assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither XPDB nor Montana gives any assurance that either XPDB or Montana will achieve its expectations.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed business combination, XPDB has filed a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement/prospectus of XPDB. The Form S-4 is now effective, having been declared effective by the SEC on January 17, 2024. The definitive proxy statement/final prospectus and other relevant documents were mailed to all XPDB stockholders as of January 17, 2024 and as of February 8, 2024, the record date established for voting on the proposed business combination and the other matters to be voted upon at a meeting of XPDB’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). XPDB may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/final prospectus contains important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and may contain information that an investor will consider important in making a decision regarding an investment in XPDB’s securities. Before making any voting decision, investors and security holders of XPDB and other interested parties are urged to read the Registration Statement and the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders are able to obtain free copies of the definitive proxy statement/final prospectus and all other relevant documents filed or that will be filed with the SEC by XPDB through the website maintained by the SEC at www.sec.gov, or by directing a request to XPDB, 321 North Clark Street, Suite 2440, Chicago, IL 60654 or by contacting Morrow Sodali LLC, XPDB’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2024	POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

	By:	/s/ Patrick C. Eilers
	Name:	Patrick C. Eilers
	Title:	Chief Executive Officer

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